================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

================================================================================


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 14, 2002


                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                     1-134                     13-0612970

     State or Other             Commission File               IRS Employer
     Jurisdiction of                 Number                Identification No.
    Incorporation or
      Organization

                    1200 Wall Street West, Suite 501
                       Lyndhurst, New Jersey                  07071
                 Address of Principal Executive Offices      Zip Code


       Registrant's telephone number, including area code: (201) 896-8400

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith:

  Exhibit
  Number       Description
  ------       -----------
  99.1         Statement Under Oath of Martin R. Benante, Principal Executive
               Officer of Curtiss-Wright Corporation, Regarding Facts and
               Circumstances Relating to Exchange Act Filings

  99.2         Statement Under Oath of Glenn E. Tynan, Principal Financial
               Officer of Curtiss-Wright Corporation, Regarding Facts and
               Circumstances Relating to Exchange Act Filings

Item 9. Other Events and Regulation FD Disclosure

On July 24, 2002, Curtiss-Wright Corporation announced voluntary compliance with the Securities and Exchange Commission's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. Pursuant to the SEC's guidance for voluntary filers contained in its press release of July 29, 2002 and on its website, the Statements under Oath of the Company's Principal Executive Officer and Principal Financial Officer are filed herewith.


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


                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           CURTISS WRIGHT CORPORATION


                                           By: /s/ Glenn E. Tynan
                                              --------------------
                                              Glenn E. Tynan
                                              Vice-President-Finance and
                                              Chief Financial Officer


Date:  August 14, 2002

                                   EXHIBIT INDEX

 Exhibit
  Number                            Description
   99.1        Statement Under Oath of Martin R. Benante, Principal Executive
               Officer of Curtiss-Wright Corporation, Regarding Facts and
               Circumstances Relating to Exchange Act Filings

   99.2        Statement Under Oath of Glenn E. Tynan, Principal Financial
               Officer of Curtiss-Wright Corporation, Regarding Facts and
               Circumstances Relating to Exchange Act Filings


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